UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 18, 2020

Shengshi Elevator International Holding Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-213608	38-3995730
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 154, Shengbo industrial park, Yousong road, Longhua street, Longhua district,
Shenzhen, Guangdong Province, China

(Address of principal executive offices)

+86-18503010555

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 18, 2020, Shengshi Elevator International Holding Group, Inc. (the “Company”) provided Michael Gillespie & Associates, PLLC (“Gillespie”) with its disclosures in the Current Report on Form 8-K disclosing the dismissal of Gillespie and requested in writing that Gillespie furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Gillespie's response is filed as an exhibit to this Current Report on Form 8-K.

The auditor reports by Gillespie contained in the financial statements of the Company for the years ended June 30, 2019 and June 30, 2018, filed as part of the annual reports on Form 10-K for the years ending June 30, 2019 and June 30, 2018, did not contain an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles, other than as related to the Company’s ability to continue as a going concern. There had been no disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure from inception on March 31, 2016 to June 30, 2019, nor from June 30, 2019 through March 17, 2020.

On December 22, 2019, the Company engaged Yu Certified Public Accountant, P.C. (“Yu CPA”). as its independent accountant to provide auditing services for going forward for the Company. The Company had terminated the engagement of Gillespie. Yu CPA performed the review of the Company’s Form 10-Q for the period ending September 30, 2019. The decision to hire Yu CPA was approved by the Company’s Board of Directors.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter dated March 24, 2020 from Michael Gillespie & Associates, PLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 2020

Shengshi Elevator International Holding Group Inc.

/s/ Xukai Jin
By:	Xukai Jin
Title:	President

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